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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 23, 2005
                                                         (January 28, 2005)

                                  TRICELL, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

       0-50036                                         88-0504530
       -------                                         -----------
(Commission File Number)                   (IRS Employer Identification Number)

       39 Uttoxeter Road, Longton, Stroke-on-Trent, ST3 1NT United Kingdom
        -------------------------------------------------------------------
                    (Address of principal executive offices)

                               011 44 1782 339 130
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

         On March 23, 2005 the Tricell, Inc. issued a news release, a copy of which is attached hereto as Exhibit 99.1.

         The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(c)    Exhibits

Exhibit 99.1 Press release dated March 23, 2005.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of March 2005.

                                                   TRICELL, INC.


                                                   By: /s/ Andre Salt
                                                   -----------------------------
                                                   Andre Salt
                                                   Chief Executive Officer


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



                                                                    Exhibit 99.1

                    TRICELL SUBSIDIARIES ENTER ADMINISTRATION

March 23, 2005 LONDON -- (PR Newswire)-- Tricell Inc. (OTCBB:TCLL - News)

         On January 28, 2005, Tricell, Inc., a Nevada corporation ("Tricell") requested that two of its wholly owned subsidiaries, Tricell UK Limited ("Tricell UK") and Tricell International Limited ("Tricell Int"), both United Kingdom corporations, be placed into administration, which is the rough equivalent to Chapter 11 reorganization in the United States. The High Court of Birmingham approved the Company's request for administration in proceeding number #2037 for Tricell UK and #2008 for Tricell Int, and approved the petition that Theodoulos Papanicola serve as administrator. Tricell is pursuing this administration with the intention of protecting the assets of Tricell UK and Tricell Int from creditors and partially because of the United Kingdom's Customs and Excise Department's policy of seizing and freezing claimed Value Added Tax ("VAT") refunds on mobile telephone export. This VAT refund Seizure policy was implemented to avail any participant in the purchase and sale of mobile telephone products to liability for any wrongdoing by any upstream and downstream purchaser.

         During the administration process, Tricell UK and Tricell Int will remain in possession of their assets and properties, with the administrator operating their business and managing their assets. At the end of the administration, which may last up to a year if no requests for extension are made, Tricell's Board of Directors will replace the administrator and will regain all operational responsibilities of Tricell UK and Tricell Inc.

         Statements in this press release regarding Tricell's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.


Contact:        Tricell, Inc.
                011 44 1782 339 130

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